Global Dividend
and Income Fund


service and guidance

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goals

professional management



1998
Annual
Report



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                  ----------------------------
                  Philadelphia * London]


A TRADITION OF SOUND INVESTING

commitment

Investment Objectives and Strategies

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND'S OBJECTIVE

To provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the portfolio managers' assessment of each market's relative risks and rewards.

U.S. COMMON STOCKS WITH ABOVE-AVERAGE YIELDS

The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

CONVERTIBLE PREFERRED STOCKS AND BONDS

The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

HIGH-YIELD CORPORATE BONDS

High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.

FOREIGN STOCKS

In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and effect of currency fluctuations. The value of the company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

FOREIGN BONDS

The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

LEVERAGING

About $25 million (23.9%) of your Fund's assets were leveraged as of November 30, 1998. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

Current income

December 18, 1998

Dear Shareholder:


DETERIORATING ECONOMIC AND FINANCIAL conditions around the globe made our job more challenging in fiscal year 1998. A positive mood had set the tone for continued price appreciation in world securities markets early in the year. That faded in late summer as currency problems and loan defaults in emerging markets panicked investors.

     In September, the U.S. Federal Reserve Board's Open Market Committee began lowering short-term interest rates. The federal funds rate (the rate charged between banks for overnight loans) had been reduced a total of 0.75% to 4.75% by November 30. Lower rates sent U.S. stocks soaring to new highs, and restored much needed liquidity to the U.S. bond market.

     The United Kingdom, Canada and the Far East followed with rate cuts of their own. This helped international equity markets recover in October and November. The Morgan Stanley Europe, Australia and South East Asia (EASEA) Index rose 14.58% in U.S. dollar terms over the two-month period. The Morgan Stanley EASEA Index is an unmanaged measure of international stock performance in Europe, Australia and South East Asia, excluding Japan.

     This recovery enabled Global Dividend and Income Fund (NYSE Symbol:
DGF) to secure short-term gains. However, these gains were not enough to fully offset principal losses in our global bond portfolio and poor performance in our Australian and New Zealand equity positions. For the 12 months ended November 30, 1998, the Fund returned a slim +2.19% (at net asset value with distributions reinvested).

     During the second half of fiscal 1998, the Fund's holdings in Real Estate Investment Trusts (REITs), though reduced since May, also detracted from our performance. Lack of liquidity in both the stock and high-yield bond markets created a global credit crunch making it difficult for REITs to secure capital necessary to support continued growth. The REIT sector was down 14% for the year through November 30.




AVERAGE ANNUAL TOTAL RETURNS
AT NET ASSET VALUE FOR PERIODS ENDED NOVEMBER 30, 1998

                                      Lifetime
                                    March 4, 1994
                                       Through            Premium(+)/Discount(-)
                        12 Months    November 30, 1998   as of November 30, 1998
Global Dividend and
Income Fund              +2.19%       +12.67%                    +1.15%
Standard & Poor's 500
Index                   +23.66%       +23.68%
Merrill Lynch High-Yield
Bond Index               +3.63%        +9.17%
Morgan Stanley Europe,
Australia and South East
Asia (EASEA) Index      +24.61%       +16.00%
Salomon Brothers World
Government Bond Index   +18.28%        +7.79%
Lipper Closed-End
Income Fund Average      +7.41%       +10.95%

The Fund's total return and the returns of unmanaged indexes shown above assume reinvestment of distributions. These indexes are not available for direct investment. Past performance does not guarantee future results. The Fund's inception date was March 4, 1994. There were 11 funds in the Lipper Closed-End Income and
Preferred Stock Fund Average for the 12-month period and 11 funds for the lifetime period ended November 30, 1998, respectively.



     On a positive note, shares of Global Dividend and Income Fund closed at a 1.15% premium to net asset value on November 30, 1998. Last June, you may recall that the Fund was trading at a discount. We believed this was temporary, since previously, the Fund has traded at a premium to net asset value. We are gratified to see the Fund again trading slightly above its net asset value.

     As of November 30, Global Dividend and Income Fund's dividend yield, based on market price, was 9.45%. This was more than six times the 1.37% dividend yield on stocks in the unmanaged S&P 500 Index. The Fund's yield was boosted by investments in the utilities sector, which generally offered yields over 5%.

     In conjunction with this summer's sell-off in riskier types of investments, domestic high-yield bond prices fell sharply. Lack of liquidity and low demand pushed prices down an average of 6.5%. The net result was a loss in principal for U.S. high-yield bonds. This negatively affected the Fund's domestic bond performance.

     Your Fund's managers in Philadelphia and London discuss Global Dividend Income Fund's fiscal 1998 performance on the following pages. Michael Dugan, who has two decades of investment management experience, has joined the team of domestic portfolio managers (see below). Your managers also review the Fund's current positioning as they seek high current income and capital appreciation from both foreign and domestic stocks and high-yield bonds.

     One final note, we are pleased to report that Global Dividend and Income Fund paid a year-end distribution of $0.27 to shareholders of record on December 9, 1998. ($0.257 was a long-term capital gain and $0.013 was a short-term capital gain, both from realized securities profits.)

     We wish you our best this new year, and look forward to reporting to you again in June.

Sincerely,

/S/Jeffrey J. Nick

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds


Introducing Michael Dugan, Co-Manager of Global Dividend and Income Fund

     Michael Dugan has been in the investment business for over 20 years. He joined Delaware Management Company as a portfolio manager in May 1997. He was previously a senior portfolio manager and research director at Thompson, Siegel and Walmsley in Richmond, VA. Mr. Dugan received a bachelor's degree in 1969 and a Master in Finance degree in 1981, both from
Loyola College.



Portfolio Manager's Review

BABAK ZENOUZI

Vice President/Senior Portfolio Manager
Delaware Management Company
U.S. Equities

MICHAEL DUGAN

Vice President/Senior Portfolio Manager
Delaware Management Company
U.S. Equities

PAUL A. MATLACK

Vice President/Senior Portfolio Manager
Delaware Management Company
U.S. Fixed Income

CLIVE A. GILLMORE

Director/Senior Portfolio Manager
Delaware International Advisers Ltd.
Foreign Equities

IAN G. SIMS

Director/Senior Portfolio Manager
Delaware International Advisers Ltd.
Foreign Fixed-Income



December 18, 1998


ACHIEVING TOTAL RETURN THROUGH DIVERSIFICATION

Diversification across asset classes can help buffer the Fund's performance during periods of short-term volatility. By investing in both U.S. and foreign stocks and bonds, your Fund provides more uniform exposure to different markets which can help deliver more consistent results over time. Unfortunately, in fiscal 1998 several of the asset classes represented in the Fund were hard hit by global instability.

     Global Dividend and Income Fund's asset allocation policy is based on a careful process of evaluating a security's risk relative to its potential rewards. The Fund combines investments in both domestic and foreign income-oriented stocks that have above-average dividend yields, with domestic and foreign high-yield corporate bonds. The Fund also invests in U.S. and foreign convertible preferred stocks and convertible bonds, which generally offer higher income than common stocks.


[GRAPHIC OMITTED: PIE CHART SHOWING PORTFOLIO ASSET ALLOCATION]

PORTFOLIO ASSET ALLOCATION
NOVEMBER 30, 1998

Foreign Stocks                           19.8%
U.S. Common and Preferred Stocks         32.2%
Foreign Bonds                            14.3%
Non-Convertible U.S. Corporate Bonds     19.5%
Convertible Preferred Stocks              7.8%
Convertible U.S. Bonds                    3.5%
Cash and Other                            2.9%

Footnote reads:
The above chart represents net assets.

Global Dividend and Income Fund's asset allocation policy is based on a careful process of evaluating a security's risk relative to its potential rewards.


     As of November 30, 1998, common stocks represented 51.3% of the Fund's portfolio assets - 31.9% in U.S. equities and 19.4% in foreign stocks. U.S. corporate bonds accounted for 19.5% of portfolio assets - a slight increase since May - while foreign bonds nearly doubled to 14.2% of portfolio assets. Foreign and U.S. convertible securities made up the rest of the portfolio. We describe the Fund's asset class concentration in greater detail on the following pages.

U.S. REAL ESTATE MARKETS: CAUGHT IN THE CREDIT CRUNCH

Strong tenant demand and a trend toward higher rents in many parts of the country have benefited the REIT market since October 1997. However, during fiscal 1998, financial problems in Russia, Asia and other emerging markets raised concerns about lenders' ability to finance continued domestic development.

     By September 1998, investors and banks were lending more cautiously. Lower availability of capital affected all types of equity assets, including REITs, which had a more difficult time acquiring new properties and companies. The silver lining is that less construction resulting from the credit crunch has helped push property prices higher.

     As of November 30, 1998, Global Dividend and Income Fund's equity REIT holdings were 17.4% of net assets. This area of the portfolio's domestic stock holdings hurt fiscal 1998 performance.

     Our strategy is to stay the course in REITs. We believe lending and market conditions will improve in 1999, though we expect returns on REITs to be moderate. Strong dividend yields in this sector - ranging from 5% to 6% - continue to attract our attention.

DEREGULATION IN U.S. UTILITY INDUSTRY YIELDS OPPORTUNITY

Domestic utility stocks accounted for 6.9% of net assets as of November
30. Traditionally, these stocks have offered above-average dividend yields. In recent years, U.S. electric companies have been moving toward deregulation and competition, a path first broken by other industries, including telecommunications, natural gas, and airlines.

     Several states, including Pennsylvania, have enacted legislation allowing retail electric utility competition. Others, including
California, Florida and Texas are now considering it. We believe deregulation will give utility companies the opportunity to grow, and we hold several stocks we believe may benefit.

GLOBAL EXPOSURE BAD FOR BANK BUSINESS

During the second half of 1998, the economic turmoil that began in Asia a year ago caused stocks on Wall Street to stall. Many banks took big hits from their exposure to ailing overseas economies.

     We minimized the Fund's losses in this sector by reducing Global Dividend and Income Fund's bank allocation to 9.6%. Our stock selection within this sector has focused less on banks with far reaching global exposure and more on those whose business is domestically oriented. Among them are Mellon Bank, Fleet Financial Group and Summit Bancorp. We continue to hold BankAmerica despite its global exposure because of consistently strong yields and positive earnings prospects.

U.S. ENERGY INDUSTRY SEEKS CONSOLIDATION

Merger activity in the U.S. banking industry in 1998 is being rivaled by plans for massive consolidations among U.S. energy companies. In August, British Petroleum and Amoco announced a merger which has since been completed. In December, Exxon and Mobil agreed to merge. These two mergers represent the largest merger/ acquisition transactions in history.

     In early December, oil stock prices fell sharply due to concerns that demand for oil companies' services and equipment would decline because of low crude oil prices and industry consolidation. Not since the oil bust of 1986 had oil prices been so low.

     Since May, we have added several oil companies to the portfolio such as Chevron. The Fund's overall weighting in this sector was 5.2% as of the end of November. With stock prices falling and dividend yields well above average, this sector looks very promising for future growth and income potential.

FOREIGN STOCKS: TRADE RELATIONS WITH ASIA HURT PERFORMANCE

As of November 30, foreign common stocks represented 24.6% of net assets. Of this, the United Kingdom and Australia were your Fund's largest country weightings, accounting for 7.0% and 4.1%, respectively. While we had no direct exposure to Japan, many of our stock holdings in the U.K, Australia and New Zealand were hurt by their trade relations with Southeast Asia. In particular, New Zealand Telecom and Carter Holt Harvey, an Australian paper and pulp manufacturer, did not perform well.


[GRAPHIC OMITTED: PIE CHART SHOWING PORTFOLIO COUNTRY ALLOCATION]

PORTFOLIO COUNTRY ALLOCATION
NOVEMBER 30, 1998

United States            61.5%
United Kingdom            7.0%
Australia/New Zealand     6.6%
South Africa              4.0%
Continental Europe       12.3%
Latin America             4.3%
Canada                    1.9%
Asian Pacific             2.0%
Turkey                    0.4%


     In our opinion, a slowdown in the world's established economies is likely in 1999. As always, our foreign stock selection will be based on evaluations of individual countries, taking into account their economic and political environments, as well as the effect of currency fluctuations, among other factors. Once we establish the risks, we "discount" the value of a company's projected dividend stream for those risks. This gives us a consistent measure to compare stocks around the globe.

U.S. HIGH-YIELD CORPORATE BONDS: LIQUIDITY DROUGHT CREATED PROBLEMS

Early in fiscal 1998, U.S. high-yield bonds delivered the strongest performance of any other segment of the fixed-income market. At the time, strong demand supported bond prices. However, the summer's reports of foreign loan defaults and credit problems pushed U.S. high-yield bonds from center stage. Cash flows abruptly shifted away from stocks and high-yield bonds, and into the safety net of U.S. Treasuries. This liquidity drought halted new debt issuance.

     After the Fed's October interest rate reduction, liquidity in many high-yield issues improved. Lower rates enabled corporations to sell new bonds; however, new issuance this late in the year did not keep up with renewed investor demand. This imbalance pushed high-yield bond prices slightly higher, pushing yields down as a result.

     In the recent market environment, Global Dividend and Income Fund's short-term performance from high-yield bonds, primarily bonds rated BB or B, was disappointing. However, because there was no fundamental change in the portfolio's holdings, that is, there were no credit problems that caused our underperformance, we remain confident that the bonds in the portfolio will continue to pay the high income for which they were chosen and will contribute favorably to our income potential.

FOREIGN BONDS RALLIED IN THE SECOND HALF

World bonds posted solid gains in the second half of our 1998 fiscal year. A weaker U.S. dollar helped to boost returns in non-dollar linked countries. European markets delivered returns in the area of 12% through the end of our reporting period. In contrast, countries such as Canada and Australia, had negative results due to currency devaluations caused by concern about world commodity prices.

     Global Dividend and Income Fund's largest country weighting in foreign bonds was South Africa, representing 5.0% of the foreign bond allocation on November 30. We increased our position since May because South African bonds have offered yields well over 10%, and because their currency, the rand, is currently cheap relative to the U.S. dollar.

     We have added a bond position in Greece (2% of the Fund's foreign bond allocation). We believe that even though Greece has not joined the new European Monetary Union, it could benefit from improved fiscal quality as it strides to qualify for membership. By implementing a new single currency - the euro - the European Union hopes to enhance trade among member nations. While the initial reaction to the euro has been positive, issues of labor mobility, nationalism and the ability of the European Central Bank to remain independent may create some future uncertainty.

OUTLOOK

In 1999, we believe that established markets' corporate earnings growth will remain essentially flat. In our opinion, corporate profits will be under considerable pressure from rising labor costs and financial market excesses over the next 12 months. This could cause economic problems, especially in the U.S. and the U.K.

     We expect that the U.S. equity market will continue to experience volatility over the coming months. Many economists believe that the Fed is finished raising rates for a while. We will wait to see if the Fed's previous actions have been enough to ward off the strain of the global financial crisis and support future U.S. economic growth.

     Japan is the key question for the world economy. Should Japan's troubled economy stabilize, as we believe it will, this may further the recovery process in global economies. This, in addition to low bond yields, would lend support to global equity markets.

     Over its lifetime of four years, Global Dividend and Income Fund has successfully met its investment objective of providing high current income with capital appreciation as a secondary objective. In spite of short-term volatility, we are confident that our diversified, value-oriented strategy will help us continue to meet this objective over the long-term.


[GRAPHIC OMITTED: WORM CHART SHOWING MARKET PRICE VS. NET ASSET VALUE]

GLOBAL DIVIDENDS AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1997 TO NOVEMBER 30, 1998

Premium/Discount Data
Current +1.15% on 11/30/98
High +10.81% on 1/9/98
Low -11.57% on 10/30/98

Month and Year   Market Price   Net Asset Value

Nov. 28,'97         $17.31         $17.09
Dec. 26,'97         $18.50         $16.93
Jan. 30,'98         $18.06         $16.80
Feb. 27,'98         $18.44         $17.14
Mar. 27,'98         $17.50         $17.69
Apr. 24,'98         $17.63         $17.47
May  29,'98         $16.63         $17.10
June 26,'98         $15.88         $16.60
July 31,'98         $16.56         $16.40
Aug. 28,'98         $13.75         $14.72
Sep. 25,'98         $14.06         $14.85
Oct. 30,'98         $13.88         $15.69
Nov. 30,'98         $15.88         $15.70

Footnote reads:
Source: Bloomberg Business News. Past performance does not guarantee future results.



Fund Performance

A $10,000 INVESTMENT IN GLOBAL Dividend and Income Fund since inception on March 4, 1994, would have grown to $17,614 as of November 30, 1998, based on net asset value with distributions reinvested. That's 7.38% higher than the average of the Fund's peers during the same period.


[GRAPHIC OMITTED: BAR CHART: GROWTH OF A $10,000 INVESTMENT]

GLOBAL DIVIDEND AND INCOME FUND
GROWTH OF A $10,000 INVESTMENT
MARCH 4, 1994 TO NOVEMBER 30, 1998

                         Lipper Closed-End
Global Dividend         Income Fund Average
and Income Fund             (11 funds)

    $17,614                   $16,403

Footnote reads:
Performance assumes reinvestment of distributions. Past performance does not guarantee future results. DGF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.


YOUR FUND'S SHARE BUYBACK PROGRAM

In 1994, your Fund's board of directors approved a share repurchase program that authorizes Global Dividend and Income Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. Through November 30, we did not make use of this option since we did not see this as the most effective way to add value to the portfolio.

YOUR REINVESTMENT OPTIONS

Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Investors Fiduciary Trust Co. at
1.800.596.8396. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

JEFFREY NICK NAMED CHAIRMAN

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.



FINANCIAL STATEMENTS
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998

                                       NUMBER OF         MARKET
                                        SHARES           VALUE
COMMON STOCK - 64.77%
AUTOMOBILES & AUTO EQUIPMENT - 2.78%
Continental                             26,000        $  650,748
General Motors                          16,000         1,120,000
GKN                                    102,000         1,129,190
                                                    ------------
                                                       2,899,938
                                                    ------------

BANKING, FINANCE & INSURANCE - 9.59%
BankAmerica                             15,000           977,813
Bayerische Verelnsbank                   7,800           702,163
Commonwealth Bank of Australia          46,517           640,963
First Union                             16,200           984,150
Fleet Financial Group                   24,600         1,025,513
ING Groep NV                            16,000           917,398
KeyCorp                                 26,000           797,875
Mellon Bank                             20,000         1,258,750
National Australia Bank                 75,430         1,127,905
National Mutual Holdings                35,000            69,517
Summit Bancorp                          16,000           669,000
Washington Mutual                       21,750           843,492
                                                    ------------
                                                      10,014,539
                                                    ------------

BUILDINGS & MATERIALS - 0.45%
Compagnie de Saint-Gobain                3,200           473,260
                                                    ------------
                                                         473,260
                                                    ------------

CABLE, MEDIA & PUBLISHING - 0.37%
Elsevier NV                             29,500           387,721
                                                    ------------
                                                         387,721
                                                    ------------

CONSUMER CYCLICAL - 0.49%
Alexander & Baldwin                     22,400           512,400
                                                    ------------
                                                         512,400
                                                    ------------

CONSUMER PRODUCTS - 1.95%
Dollar General (STRYPES)                33,000         1,146,750
Tenneco                                 25,000           890,625
                                                    ------------
                                                       2,037,375
                                                    ------------

CHEMICALS - 1.82%
Bayer                                   20,750           886,810
duPont (E.I.) deNemours                 12,000           705,000
Orica                                   56,800           313,775
                                                    ------------
                                                       1,905,585
                                                    ------------

ELECTRONICS - 0.73%
Siemens                                 10,750           762,123
                                                    ------------
                                                         762,123
                                                    ------------

------------------------
Top 10 common stock holdings, representing 11.32% of net assets, are in boldface.

ENERGY - 4.82%
Centrica                                91,000           188,796
Chevron                                 14,000         1,170,750
Elf Gabon                                2,200           311,810
PacifiCorp                              45,000           843,750
Royal Dutch Petroleum                   16,200           777,023
RWE                                     11,000           585,697
Texaco                                  20,000         1,151,250
                                                    ------------
                                                       5,029,076
                                                    ------------

FOOD, BEVERAGE & TOBACCO - 4.08%
Fortune Brands                          27,900           950,344
Foster's Brewing Group                 291,542           763,175
Philip Morris Companies                 20,000         1,118,750
Southcorp                              255,000           830,155
Unigate                                 77,000           604,068
                                                    ------------
                                                       4,266,492
                                                    ------------

HEALTHCARE & PHARMACEUTICALS - 1.81%
Baxter International                    10,000           635,625
Glaxo Wellcome                          39,370         1,250,376
                                                    ------------
                                                       1,886,001
                                                    ------------

INDUSTRIAL MACHINERY - 0.84%
Deere & Co.                             25,000           873,438
                                                    ------------
                                                         873,438
                                                    ------------

LEISURE, LODGING & ENTERTAINMENT - 0.64%
Bass                                    48,214           666,594
                                                    ------------
                                                         666,594
                                                    ------------

METALS & MINING - 1.74%
Aluminum Co. of America                 15,000         1,111,875
Rio Tinto                               49,000           576,812
Rouge Steel                             14,800           133,200
                                                    ------------
                                                       1,821,887
                                                    ------------

PACKAGING & CONTAINERS - 0.28%
Amcor                                   66,000           287,535
                                                    ------------
                                                         287,535
                                                    ------------

PAPER & FOREST PRODUCTS - 2.05%
Carter Holt Harvey                     200,000           190,104
Georgia-Pacific Timber Group            38,300           880,900
Temple-Inland                           20,000         1,073,750
                                                    ------------
                                                       2,144,754
                                                    ------------

REAL ESTATE - 17.43%
Apartment Investment & Management       19,700           674,725
Arden Realty                            35,000           805,000
Camden Property Trust                   25,000           642,188
Capital Automotive                      25,000           333,594
Corporate Office Properties             30,700           212,981
Duke Realty Investments                 38,000           862,125
Equity Office Properties Trust          25,000           628,125
Essex Property Trust                    27,000           835,313
Glenborough Realty Trust                30,000           641,250
Golf Trust of America                   33,400           872,575
Grove Property Trust                    50,000           537,500
JDN Realty                              43,500           899,906
LTC Healthcare                           1,612             4,635
Liberty Property Trust                  31,142           766,872
Macerich Company (The)                  36,000           958,500
New Plan Excel Realty Trust             38,400           840,000
Pan Pacific Retail Properties           33,800           673,888
Patriot American Hospitality            30,000           221,250
Penn Real Estate Investment Trust       24,000           480,000
Philips International Realty            30,000           465,000
Prentiss Properties Trust               43,508           946,299
Public Storage                          32,000           850,000
Reckson Associates Realty               34,000           784,125
Spieker Properties                      25,000           903,125
Starwood Hotels & Resorts Trust         30,000           911,250
Sun Communities                         20,000           651,250
Tower Realty Trust                      13,400           252,088
Union Du Credit - Bail Immobilier        2,700           377,446
Wharf Holdings                         107,000           169,293
                                                    ------------
                                                      18,200,303
                                                    ------------

RETAIL - 1.01%
Boots                                   65,000         1,054,172
                                                    ------------
                                                       1,054,172
                                                    ------------

TELECOMMUNICATIONS - 2.73%
GTE                                     15,700           973,400
Telecom Corporation of New Zealand     189,000           803,952
Telefonica                              22,909         1,078,257
                                                    ------------
                                                       2,855,609
                                                    ------------

TRANSPORTATION & SHIPPING - 1.62%
Brambles Industries                     55,000         1,346,731
British Airways                         50,000           344,819
                                                    ------------
                                                       1,691,550
                                                    ------------

UTILITIES - 6.88%
BG                                      80,294           552,081
Cable & Wireless                        88,000         1,125,198
Electrabel                               1,689           652,030
Emerson Electric                        13,000           845,000
Hong Kong Electric Holdings            200,000           665,160
Utilities (Continued)
Iberdrola                               56,000           929,121
Rochester Gas & Electric                20,000           615,000
Southern                                35,000         1,032,500
United Utilities                        53,000           773,425
                                                    ------------
                                                       7,189,515
                                                    ------------

MISCELLANEOUS - 0.66%
Eridania Beghin-Say                      2,550           473,207
Jardine Matheson Holdings               64,800           220,320
                                                    ------------
                                                         693,527
                                                    ------------
Total Common Stock (cost $56,391,003)                 67,653,394
                                                    ------------

WARRANTS - 0.00%
REAL ESTATE - 0.00%
Wharf Holdings Warrants 12/31/99         5,350               629
                                                    ------------
Total Warrants (cost $71,913)                                629
                                                    ------------

CONVERTIBLE PREFERRED STOCK - 10.23%
BANKING, FINANCE & INSURANCE - 1.02%
Salomon 7.625% series FSA "DECS"        23,000         1,066,625
                                                    ------------
                                                       1,066,625
                                                    ------------

BUILDINGS & MATERIALS - 0.94%
Blue Circle Industries 7.625%          150,000           405,863
Ingersoll Rand 6.75% "PRIDES"           24,000           577,500
                                                    ------------
                                                         983,363
                                                    ------------

CABLE, MEDIA & PUBLISHING - 0.41%
Metromedia Intl Group 7.25%             16,900           426,725
                                                    ------------
                                                         426,725
                                                    ------------

CHEMICALS - 0.60%
Monsanto 6.50% "ACES"                   13,800           624,450
                                                    ------------
                                                         624,450
                                                    ------------

REAL ESTATE - 2.15%
Crescent Real Estate 6.75%              31,300           551,663
General Growth Properties 7.25%         38,300           986,225
SL Green Realty 8.00%                   30,000           708,750
                                                    ------------
                                                       2,246,638
                                                    ------------

RETAIL - 1.00%
Cendant 7.50% "PRIDES"                  31,000         1,042,375
                                                    ------------
                                                       1,042,375
                                                    ------------

TRANSPORTATION & SHIPPING - 1.45%
Greyhound Lines 8.50%                   26,500           950,688
Union Pacific Cap Trust 6.25% "TIDES"   12,000           565,500
                                                    ------------
                                                       1,516,188
                                                    ------------

UTILITIES - 1.32%
Houston Industries 7.00% "ACES"         15,000         1,380,000
                                                    ------------
                                                       1,380,000
                                                    ------------

MISCELLANEOUS - 1.34%
Newell Financial Trust 5.25%            25,000         1,403,125
                                                    ------------
                                                       1,403,125
                                                    ------------
Total Convertible Preferred Stock
(cost $10,378,715)                                    10,689,489
                                                    ------------

PREFERRED STOCK - 0.49%
CABLE, MEDIA & PUBLISHING - 0.49%
Granite Broadcasting 12.75%                612           507,960
                                                    ------------
Total Preferred Stock (cost $536,123)                    507,960
                                                    ------------


                                       PRINCIPAL
                                        AMOUNT+
                                     ------------
NON-CONVERTIBLE BONDS - 42.50%
AEROSPACE & DEFENSE - 0.24%
Derlan Manufacturing sr notes
10.00% 2007                    US$     300,000           252,000
                                                    ------------
                                                         252,000
                                                    ------------

AUTOMOBILES & AUTO EQUIPMENT - 0.90%
Collins & Aikman Series B sr sub
notes 10.00% 2007              US$     275,000           288,750
Motors & Gears Series D sr notes
10.75% 2006                    US$     200,000           207,000
Venture Holdings Trust sr sub
notes 9.75% 2004               US$     457,000           447,860
                                                    ------------
                                                         943,610
                                                    ------------

BANKING, FINANCE & INSURANCE - 2.51%
Banco Nacional de Comercia Exterior
unsec deb 7.25% 2004           US$     750,000           711,563
Bank of Greece Series RG unsec
deb (loan stock) 10.75% 2010   GBP     120,000           266,286
DVI unsec sr notes 9.875% 2004 US$     225,000           218,250
European Investment Bank deb
17.50% 1999                    GRD  50,000,000           178,744
International Finance unsec
marathon bonds 15.25% 1999     GRD 150,000,000           537,553
National Bank of Hungary sr
deb 10.00% 2003                GBP     400,000           703,249
                                                    ------------
                                                       2,615,645
                                                    ------------

BUILDINGS & MATERIALS - 1.40%
American Standard sr notes
7.375% 2008                    US$   1,000,000         1,002,500
American Standard sr notes
10.875% 1999                   US$     450,000           460,688
                                                    ------------
                                                       1,463,188
                                                    ------------

CABLE, MEDIA & PUBLISHING - 0.64%
CBS Radio PIK 11.375% 2009     US$       7,300             8,614
Granite Broadcasting sr sub
notes 9.375% 2005              US$     500,000           468,125
Muzak LP/Capital sr unsec
notes 10.00% 2003              US$      80,000            82,400
Rogers Cablesystems sr unsec
sub deb 11.00% 2015            US$      90,000           105,525
                                                    ------------
                                                         664,664
                                                    ------------

CHEMICALS - 0.25%
BPC Holding Series B sr
sec notes 12.50% 2006          US$     250,000           261,875
                                                    ------------
                                                         261,875
                                                    ------------

COMPUTERS & TECHNOLOGY - 0.12%
Unisys sr unsec notes 11.75%
2004                           US$     105,000           120,225
                                                    ------------
                                                         120,225
                                                    ------------

CONSUMER PRODUCTS - 0.70%
American Safety Razor Series B
sr notes 9.875% 2005           US$     475,000           475,000
Fedders North America sr
sub notes 9.375% 2007          US$     250,000           251,250
                                                    ------------
                                                         726,250
                                                    ------------

ELECTRONICS - 0.23%
HCC Industries sr unsec sub
notes 10.75% 2007              US$     250,000           242,500
                                                    ------------
                                                         242,500
                                                    ------------

ENERGY - 0.41%
Continental Resources sr sub
notes 10.25% 2008              US$     500,000           430,000
                                                    ------------
                                                         430,000
                                                    ------------

FOOD, BEVERAGE & TOBACCO - 0.60%
Core - Mark International sr
sub notes 11.375% 2003         US$     100,000           102,250
Delta Beverage sr notes 9.75%
2003                           US$     500,000           526,250
                                                    ------------
                                                         628,500
                                                    ------------

FOREIGN GOVERNMENT - 18.86%
Argentina Global Bond 9.75%
2027                           US$     369,000           335,559
Hellenic Republic 8.70% 2005   GRD 350,000,000         1,263,685
Hellenic Republic 9.20% 2002   GRD 100,000,000           354,277
Hellenic Republic 11.00% 1999  GRD 150,000,000           531,943
Hydro-Quebec (loan stock)
12.75% 2015                    GBP     160,000           450,079
Mexican Cetes (T-Bills)
0.00% 1999                     MXN   2,500,000         2,174,261
Mexican United States Global
Bond 9.875% 2007               US$     750,000           759,375
New Zealand Government
8.00% 2001                     NZD   2,000,000         1,115,723
New Zealand Government 8.00%
2004                           NZD   2,000,000         1,176,767
*Poland Global par bond 3.00%
2024 (a)                       US$   2,000,000         1,342,500
Poland Govt Bond 12.00% 2003   PLZ   2,500,000           751,758
Republic of Argentina Series
10.25% 2003                    DEM   1,000,000           616,865
Republic of Argentina Series
BGLO sr unsec unsub 11.00%
2006                           US$     350,000           357,000
*Republic of Brazil - IDU
Series A deb 6.75% 2001        US$     307,500           288,473
Republic of Colombia unsec
unsub 7.625% 2007              US$   1,000,000           820,000
Republic of Korea unsub notes
8.875% 2008                    US$   1,000,000           996,250
Republic of South Africa
Series 160 10.75% 1998         ZAR   2,500,000           437,983
Republic of South Africa
Series 162 12.50% 2002         ZAR  14,000,000         2,234,537
Republic of South Africa
Series 9.50% 2007              ZAR   8,000,000           969,938
Republic of South Africa
Series 13.00% 2010             ZAR  11,000,000         1,627,182
Republic of Turkey unsec
deb 9.00% 2003                 GBP     400,000           551,875
Russian Ministry of Finance
unsec unsub 9.25% 2001         US$     500,000           183,125
United Mexican States Global
Bonds 8.625% 2008              US$     380,000           361,238
                                                    ------------
                                                      19,700,393
                                                    ------------

HEALTHCARE & PHARMACEUTICALS - 0.38%
Healthsouth sr sub notes
9.50% 2001                     US$     200,000           207,250
Paracelsus Healthcare sr unsec
sub notes 10.00% 2006          US$     200,000           184,250
                                                    ------------
                                                         391,500
                                                    ------------

INDUSTRIALS - 0.23%
American Builders & Contractors
Series B sr unsec sub notes
10.625% 2007                   US$     250,000           238,750
                                                    ------------
                                                         238,750
                                                    ------------
LEISURE, LODGING & ENTERTAINMENT - 2.37%
AFC Enterprises sr sub notes
10.25% 2007                    US$     250,000           260,625
Alliance Gaming sr unsec sub
notes 10.00% 2007              US$     200,000           180,000
Cinemark USA Series B sr sub
notes 9.625% 2008              US$   1,020,000         1,073,550
Scott's Hospitality Series A
unsec deb 10.95% 2001          CAD     800,000           581,060
Trump Atlantic City Associates
Funding sec 1st mtg notes
11.25% 2006                    US$     400,000           378,000
                                                    ------------
                                                       2,473,235
                                                    ------------

METALS & MINING - 1.65%
Commonwealth Aluminum sr sub
notes 10.75% 2006              US$     200,000           202,000
Keystone Consolidated
Industries sr sec notes 9.625%
2007                           US$     600,000           597,000
Weirton Steel sr notes 11.375%
2004                           US$     950,000           921,500
                                                    ------------
                                                       1,720,500
                                                    ------------

PACKAGING & CONTAINERS - 0.54%
Container Corporation of
America Series A sr notes
11.25% 2004                    US$     200,000           208,000
Pierce Leahy sr sub notes
9.125% 2007                    US$     200,000           212,000
Pierce Leahy sr sub notes
11.125% 2006                   US$     129,000           142,545
                                                    ------------
                                                         562,545
                                                    ------------

PAPER & FOREST PRODUCTS - 0.86%
Domtar deb 10.85% 2017         CAD   1,000,000           828,634
Four M Series B sr sec notes
12.00% 2006                    US$     100,000            69,000
                                                    ------------
                                                         897,634
                                                    ------------

RETAIL - 2.72%
ASDA Group unsec unsub deb
10.875% 2010                   GBP     250,000           578,479
Ameriserve Food Distribution
10.125% 2007                   US$     500,000           455,000
Cole National Group sr sub
notes 9.875% 2006              US$     500,000           535,000
Fleming Companies sr notes
10.625% 2001                   US$     400,000           412,000
Provigo Series 1991 deb
11.25% 2001                    CAD     800,000           585,902
Wilsons Leather sr unsec notes
11.25% 2004                    US$     275,000           277,750
                                                    ------------
                                                       2,844,131
                                                    ------------

TELECOMMUNICATIONS - 1.25%
Jacor Communications sr unsec
sub notes 9.75% 2006           US$     500,000           553,750
Outdoor Communications sr
sub notes 9.25% 2007           US$     225,000           238,500
Rogers Communications sr unsec
notes 8.875% 2007              US$     500,000           517,500
                                                    ------------
                                                       1,309,750
                                                    ------------

TEXTILES - 0.50%
GFSI Series B sr unsec sub
notes 9.625% 2007              US$     200,000           188,250
Synthetic Industries Series B
sr sub notes 9.25% 2007        US$     325,000           335,563
                                                    ------------
                                                         523,813
                                                    ------------

TRANSPORTATION & SHIPPING - 0.83%
Atlantic Express sr sec notes
10.75% 2004                    US$     300,000           303,750
Blue Bird Body Series B sr sub
notes 10.75% 2006              US$     200,000           211,250
MC Shipping sr notes 11.25%
2008                           US$     500,000           355,000
                                                    ------------
                                                         870,000
                                                    ------------

UTILITIES - 2.05%
AES sr unsec sub notes 10.25%
2006                           US$     400,000           429,000
Calpine sr notes 10.50% 2006   US$     400,000           432,000
Korea Electric unsub notes
6.375% 2003                    US$   1,000,000           822,500
Midland Funding II Series A
deb 11.75% 2005                US$     400,000           460,500
                                                    ------------
                                                       2,144,000
                                                    ------------

MISCELLANEOUS - 2.26%
Fischer Scientific International
sr sub notes 9.00% 2008        US$     250,000           251,875
Graphic Controls Series A sr
sub notes 12.00% 2005          US$   1,000,000         1,150,000
Huntsman sr sub notes 9.50%
2007                           US$     500,000           500,625
Larouche Industries sr sub
notes 9.50% 2007               US$     500,000           455,625
                                                    ------------
                                                       2,358,125
                                                    ------------
Total Non-Convertible Bonds
 (cost $45,390,279)                                   44,382,833
                                                    ------------

CONVERTIBLE BONDS - 4.61%
AUTOMOBILES & AUTO EQUIPMENT - 0.70%
Mascotech sub debt 4.50% 2003  US$     900,000           730,125
                                                    ------------
                                                         730,125
                                                    ------------

BANKING, FINANCE & INSURANCE - 0.40%
Bell Atlantic Financial sr
unsec deb 5.75% 2003           US$     400,000           412,000
                                                    ------------
                                                         412,000
                                                    ------------

CABLE, MEDIA & PUBLISHING - 0.48%
Mail-Well sub notes 5.00%
2002                           US$     550,000           506,000
                                                    ------------
                                                         506,000
                                                    ------------

COMPUTERS & TECHNOLOGY - 0.51%
Platinum Technology sub notes
6.25% 2002                     US$     610,000           527,650
                                                    ------------
                                                         527,650
                                                    ------------

INDUSTRIALS - 0.66%
Thermo Fibertek sub notes
4.50% 2004                     US$     835,000           685,744
                                                    ------------
                                                         685,744
                                                    ------------

LEISURE, LODGING & ENTERTAINMENT - 0.44%
Capstar Hotel sub notes 4.75%
2004                           US$     640,000           464,000
                                                    ------------
                                                         464,000
                                                    ------------

PAPER & FOREST PRODUCTS - 0.19%
Repola unsec sub deb 6.50%
2004                           FIM   1,000,000           198,990
                                                    ------------
                                                         198,990
                                                    ------------

REAL ESTATE - 0.72%
IRT Property sub deb 7.30%
2003                           US$     500,000           485,000
LTC Properties sub deb 8.50%
2001                           US$     250,000           271,875
                                                    ------------
                                                         756,875
                                                    ------------

MISCELLANEOUS - 0.51%
Metamor Worldwide 2.94% sub
notes 2004                     US$     700,000           537,250
                                                    ------------
                                                         537,250
                                                    ------------
Total Convertible Bonds (cost $5,308,024)              4,818,634
                                                    ------------

SHORT-TERM SECURITIES - 3.65%

**U.S. Treasury Bills 4.06%
due 12/24/98                   US$   3,819,000         3,809,324
                                                    ------------
Total Short-Term Securities (cost $3,809,324)          3,809,324
                                                    ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 126.25%
(cost $121,885,381)                                 $131,862,263
LIABILITIES NET OF RECEIVABLES AND OTHER
ASSETS - (26.25%)                                    (27,416,366)
                                                    ------------
NET ASSETS APPLICABLE TO 6,650,647 SHARES
($0.01 par value) OUTSTANDING; EQUIVALENT TO
$15.70 PER SHARE - 100.00%                          $104,445,897
                                                    ============
------------------------
   ACES - Automatic Common Exchange Security
   DECS - Dividend Enhanced Convertible Stock
    PIK - Pay-In-Kind
 PRIDES - Preferred Redeemable Increased Dividend Securities STRYPES - Structured Yield Product Exchangeable for Stock
  TIDES - Term Income Deferrable Equity Securities

    deb - Debentures
    sec - Secured
     sr - Senior
    sub - Subordinated
  unsub - Unsubordinated

 * Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

 ** US Treasury Bills are traded on a discount basis; the interest rate shown is the yield at the time of purchase by the Fund.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate is the rate in effect at November 30, 1998.

+ Principal amount is stated in the currency in which each bond is denominated.

CAD - Canadian dollar           MXN - Mexican peso
DEM - German deutsche mark      NZD - New Zealand dollar
FIM - Finnish markka            PLZ - Polish Zlotty
GBP - British pound             US$ - U.S. dollar
GRD - Greek drachma             ZAR - South African rand

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $0.01 par value, 500,000,000
shares authorized to the Fund                       $ 93,096,054
Accumulated net realized gain on investments           1,358,626
Net unrealized appreciation of investments             9,991,217
                                                    ------------
Total net assets                                    $104,445,897
                                                    ============

See accompanying notes


DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Interest (net of foreign taxes
withheld of $221,023)               $6,406,148
Dividends (net of foreign taxes
withheld of $76,795)                 3,766,449       $10,172,597
                                  ------------      ------------

EXPENSES:
Management fees                        938,854
Administrative fees                    163,152
Reports to shareholders                 72,097
Amortization of line of credit
organization expenses                   36,631
Professional fees                       31,064
Transfer agent fees                     26,500
Amortization of organization expenses   24,820
Custodian fees                          12,600
Taxes (other than taxes on income)       6,040
Directors' fees                          5,677
Other                                   60,998
                                  ------------

Total operating expenses
(before interest expense)                              1,378,433
Interest expense                                       1,555,664
                                                    ------------
Total expenses                                         2,934,097
                                                    ------------
NET INVESTMENT INCOME                                  7,238,500
                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions                              4,327,799
  Foreign currencies                                  (1,424,665)
                                                    ------------
Net realized gain                                      2,903,134
                                                    ------------
Net change in unrealized appreciation/depreciation
  on investments and foreign currencies               (7,548,958)
                                                    ------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS AND FOREIGN CURRENCIES               (4,645,824)
                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $   2,592,676
                                                    ============

See accompanying notes



DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                    YEAR ENDED        YEAR ENDED
                                     11/30/98          11/30/97

OPERATIONS:
Net investment income             $  7,238,500      $  6,653,917
Net realized gain on investments
  and foreign currencies             2,903,134         5,297,743
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currencies                        (7,548,958)        6,588,624
                                  ------------      ------------
Net increase in net assets
  resulting from operations          2,592,676        18,540,284
                                  ------------      ------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:
Net investment income               (5,813,835)       (6,345,563)
Net realized gains on investment
  transactions                      (6,017,460)       (3,630,407)
                                  ------------      ------------
                                   (11,831,295)       (9,975,970)
                                  ------------      ------------

NET INCREASE (DECREASE) IN NET
  ASSETS                            (9,238,619)        8,564,314

NET ASSETS:
Beginning of year                  113,684,516       105,120,202
                                  ------------      ------------
End of year                       $104,445,897      $113,684,516
                                  ============      ============

See accompanying notes



DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1998

Net Cash (Including Foreign Currency)
Provided by Operating Activities:

Net increase in net assets resulting from
  operations                                        $  2,592,676
                                                    ------------
  Adjustments to reconcile net increase in net
  assets from operations to cash provided by
  operating activities:
    Increase in investments                            1,157,820
    Amortization of organizational expenses               61,451
    Net realized gain from investment transactions    (4,327,799)
    Net realized foreign exchange losses               1,424,665
    Net change in unrealized appreciation of
      investments and foreign currencies               7,548,958
    Increase in receivable for investments sold       (1,532,256)
    Increase in interest and dividends receivable       (110,439)
    Increase in payable for investments purchased      6,007,876
    Decrease in interest payable                          (8,776)
    Decrease in accrued expenses and other liabilities   (91,369)
                                                    ------------
    Total adjustments                                 10,130,131
                                                    ------------
Net cash provided by operating activities             12,722,807
                                                    ------------
Cash flows used for financing activities:
  Cash dividends paid                                (11,831,295)
                                                    ------------
Net cash used for financing activities               (11,831,295)
                                                    ------------
Effect of exchange rates on cash                        (149,476)
                                                    ------------
Net increase in cash                                     742,036
Cash at beginning of year                                      0
                                                    ------------
Cash at end of year                                 $    742,036
                                                    ============
Cash paid for interest                              $  1,562,860
                                                    ============
See accompanying notes




DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
NOVEMBER 30, 1998

Selected data for each share of the Fund outstanding throughout each period were as follows:
                         YEAR        YEAR       YEAR       YEAR    FOR THE PERIOD
                         ENDED       ENDED      ENDED      ENDED    3/4/94* TO
                        11/30/98    11/30/97   11/30/96   11/30/95   11/30/94
                      ------------------------------------------------------------
Net asset value,
beginning of period      $17.09      $15.81     $14.060    $13.090     $14.000+

Income (loss) from
investment operations:
  Net investment
  income                   1.09        1.00        0.98       1.14        0.84
  Net realized and
  unrealized gain
  (loss) on investments
  and foreign currencies  (0.70)       1.78        2.27       1.15       (1.05)
                      ---------   ---------   ---------  ---------   ---------
  Total from investment
  operations               0.39        2.78        3.25       2.29       (0.21)
                      ---------   ---------   ---------  ---------   ---------

Less dividends and
  distributions:
  Dividends from
  net investment
  income                  (0.87)      (0.95)      (1.02)     (1.32)      (0.70)
  Distributions
  from net realized
  gains on investment
  transactions            (0.91)      (0.55)      (0.48)        --          --
                      ---------   ---------   ---------  ---------   ---------
  Total dividends
  and distributions       (1.78)      (1.50)      (1.50)     (1.32)      (0.70)
                      ---------   ---------   ---------  ---------   ---------

Net asset value,
end of period            $15.70      $17.09      $15.81     $14.06      $13.09
                      =========   =========   =========  =========   =========

Market value,
end of period            $15.88      $17.31      $15.88     $13.75      $11.75
                      =========   =========   =========  =========   =========

Total return based
  on:(1)
  Market value            2.05%      18.98%      27.42%     29.74%     (17.15%)
                      =========   =========   =========  =========   =========

  Net asset value         2.19%      17.93%      24.10%     19.08%      (1.11%)
                      =========   =========   =========  =========   =========

Ratios and
  supplemental data:
  Net assets,
  end of period
  (000 omitted)        $104,446    $113,685    $105,120    $93,500     $87,780
                      =========   =========   =========  =========   =========

  Ratio of total
  operating expenses
  to average net
  assets                  2.69%       2.67%       2.61%      1.13%       1.32%**
  Ratio of total
  operating expenses
  to adjusted average
  net assets
  (before interest
  expense)(2)             1.03%       1.02%       1.09%        N/A         N/A
  Ratio of interest
  expense to adjusted
  average net assets(2)   1.16%       1.16%       1.06%        N/A         N/A
  Ratio of net
  investment income to
  average net assets      6.63%       6.03%       6.80%      8.39%       8.54%**
  Ratio of net
  investment income
  to adjusted average
  net assets(2)           5.38%       4.93%       5.59%        N/A         N/A
  Portfolio turnover        51%         68%         88%       101%         86%

Leverage analysis:
  Debt outstanding at
  end of period
  (000 omitted)        $ 25,000    $ 25,000    $ 25,000        N/A         N/A
  Average daily balance
  of debt outstanding
  (000 omitted)        $ 25,000    $ 25,000    $ 20,355        N/A         N/A
  Average daily balance
  of shares outstanding
  (000 omitted)           6,651       6,651       6,651        N/A         N/A
  Average debt per
  share                  $ 3.76      $ 3.76      $ 3.06        N/A         N/A
------------------------
*  Commencement of operations.
** Annualized
+  Net of underwriter's discount of $0.90 and offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.
1  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
2  Adjusted net assets excludes debt outstanding.

See accompanying notes




DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998

Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as a return of capital for the year ended November 30, 1998.

Borrowings - The Fund has entered into a Line of Credit Agreement with Societe Generale for $25,000,000. A total of $120,000 was incurred in connection with the start-up of the Line of Credit. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See Note 5).

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Organization Costs - A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.70% of the adjusted average daily net assets. At November 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $74,668.

The Fund has also entered into an Advisory Agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser"), an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

Commencing on June 30, 1998 the Fund entered into an Administration Agreement with Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administrative services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average net assets subject to an annual minimum of $100,000. Prior to June 30, 1998, the accounting and administrative services were provided by Princeton Administrators L.P. At November 30, 1998, the Fund had a liability for these and other expenses payable to DSC of $11,814.

For the year ended November 30, 1998, DSC and Princeton Administrators L.P. earned $41,667 and $121,485, respectively for their services.

For purposes of the calculation of investment management fees and administration fees, adjusted average net assets do not include the Line of Credit liability.

Officers, directors and employees of DMC and DSC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the year ended November 30, 1998, the Fund made purchases of $66,569,283 and sales of $73,677,692 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1998, the aggregate cost of securities and unrealized appreciation/depreciation for federal income tax purposes for the Fund was as follows:

     Cost of Investments                            $121,885,381
                                                    ============
     Aggregate unrealized appreciation              $ 18,389,916
     Aggregate unrealized depreciation                (8,413,034)
                                                    ------------
     Net unrealized appreciation                    $  9,976,882
                                                    ============

4. Capital Stock
The Fund did not repurchase any shares under the Share Repurchase
Program during the year ended November 30, 1998.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

5. Line of Credit
In February 1996, the Fund entered into a Line of Credit Agreement with Societe Generale for $25,000,000. At November 30, 1998, the par value of loans outstanding was $25,000,000 at a variable interest rate of 5.72%. During the year ended November 30, 1998, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 6.15%. The maximum amount of loans outstanding at any time during the year was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.




         CONTRACTS        IN
            TO         EXCHANGE  SETTLEMENT                   NET UNREALIZED
         DELIVER         FOR        DATE        VALUE    APPRECIATION/DEPRECIATION
         -------       -------    -------      -------   -------------------------
PLZ     2,578,510   $  743,087     12/1/98   $  740,101         $2,986

         CONTRACTS        IN
            TO         EXCHANGE  SETTLEMENT                   NET UNREALIZED
         RECEIVE         FOR        DATE        VALUE    APPRECIATION/DEPRECIATION
         -------       -------    -------      -------   -------------------------
PLZ     2,644,058   $  762,636     12/1/98   $  758,915        ($3,721)
GRD   378,593,250   $1,323,776     12/2/98   $1,332,607          8,831




7. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and /or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Geographic Disclosure
As of November 30, 1998, the Fund's geographic diversification was as follows:

                                               PERCENTAGE OF
                                              TOTAL SECURITIES
COUNTRY*              MARKET VALUE                AT VALUE
------------          ------------            -----------------
United States         $ 81,035,371                 61.45%
United Kingdom           9,249,873                  7.01
Australia                5,379,756                  4.08
South Africa             5,269,640                  4.00
Germany                  3,587,541                  2.72
Mexico                   3,294,874                  2.50
New Zealand              3,286,546                  2.49
Greece                   3,132,488                  2.38
Canada                   2,445,675                  1.86
Poland                   2,094,258                  1.59
Netherlands              2,082,142                  1.58
Spain                    2,007,378                  1.52
South Korea              1,818,750                  1.38
France                   1,635,723                  1.24
Argentina                1,309,424                  0.99
Hong Kong                  835,082                  0.63
Colombia                   820,000                  0.62
Hungary                    703,249                  0.53
Belgium                    652,030                  0.50
Turkey                     551,875                  0.42
Brazil                     288,473                  0.22
Finland                    198,990                  0.15
Russia                     183,125                  0.14
                      ------------          ------------
Total                 $131,862,263                100.00%
                      ============          ============

------------------------
* Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

DELAWARE GROUP GLOBAL DIVIDEND & INCOME FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.

We have audited the accompanying statement of net assets of Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global Dividend and Income Fund, Inc. at November 30, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                 /S/Ernst & Young LLP
                                                 --------------------
                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999



PROXY RESULTS (UNAUDITED)

For the Fiscal year ended November 30, 1998, The Delaware Group Global Dividend and Income Fund shareholders voted on the following proposals at the annual meeting of shareholders on December 4, 1998. The description of each proposal and number of shares voted are as follows.

                                              SHARES     SHARES VOTED
                                              VOTED        WITHHELD
                                               FOR         AUTHORITY
                                          ------------   ------------
1.  To elect the Fund's Board of Directors:
    Wayne A. Stork                          3,782,303      229,942
    Walter P. Babich                        3,791,753      220,492
    Anthony D. Knerr                        3,802,153      210,092
    Ann R. Leven                            3,802,641      209,604
    W. Thacher Longstreth                   3,805,772      206,473
    Charles E. Peck                         3,805,772      206,473
    Thomas F. Madison                       3,805,772      206,473
    Jeffrey J. Nick                         3,789,530      222,715
    John H. Durham                          3,803,087      209,158

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
2.  To approve the reclassification
    of the Fund's investment
    objective from fundamental
    to non-fundamental.            2,970,548    142,138    174,076

3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                   2,984,853    114,769    187,141

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,969,682     129,414    187,667

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,967,001     127,981    191,781

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,972,240     123,674    190,849

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,947,015     152,366    167,382

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,950,721     151,700    184,342

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,941,227     150,503    195,033

4A. To approve a new investment management agreement with Delaware
    Management Company for the Fund.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,961,274     137,781    187,708

4B. To approve a new sub-advisory agreement with Delaware International
    Advisors Ltd. For the Fund.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  2,961,075     133,108    192,580

5. To ratify the selection of Ernst & Young LLP, as independent auditors for the Company.

                                     SHARES      SHARES     SHARES
                                     VOTED       VOTED      VOTED
                                      FOR       AGAINST    ABSTAIN
                                   --------    --------   --------
                                  3,815,883      55,353    141,008



TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions paid by the Fund during its taxable year ended November 30, 1998, 36.39% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term gains of $0.257 per share and short-term gains of $0.013 per share to shareholders of record on December 9, 1998.

Year 2000 (Unaudited)

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



THIS ANNUAL REPORT IS FOR THE INFORMATION OF GLOBAL DIVIDEND AND INCOME FUND SHAREHOLDERS. IT SETS FORTH DETAILS about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock on the open market.



BOARD OF DIRECTORS

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN DURHAM
Partner, Complete Care Services
Horsham, Pa

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON*
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA

*Appointed June 19, 1997

+Audit Committee Member


EXECUTIVE OFFICERS

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer,
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/
Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/
Secretary General Counsel
Philadelphia, PA

JOSEPH H. HASTINGS
Senior Vice President/
Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOFF
Senior Vice President/Treasurer
Philadelphia, PA


[GRAPHIC OMITTED: PHOTO OF TWO GLOBES]

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

SUB-ADVISER
Delaware International Advisers Ltd.
London, England

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103-3682

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA


[GRAPHIC OMITTED: DGF/NYSE LOGO]

Registrar and
Stock Transfer agent

Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO  64105
1.800.596.8396

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Printed in the USA
on recycled paper

(1348)
AR-DGF[12/98]TKO1/99

Recordholders as of November 30, 1998: 461

(copyright) Delaware Distributors, L.P.


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]